SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 Amendment No. 1



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 21, 2001

                          TIMEBEAT.COM ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)

   Province of Yukon, Canada             0-29260               00-0000000
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)


    580 Hornby Street, Suite 200, Vancouver, British Columbia V6C 3B6 Canada
      (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: (604)689-4771

                                (Not Applicable)
          (Former name or former address, if changed since last report)












                                                        Consecutive page 1 of 4



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective July 21, 2001, we changed our independent auditors from Campbell Saunders & Company, Vancouver, British Columbia, Canada, to Davidson & Company, Vancouver, British Columbia, Canada. The change was not related to the competence, practices and procedures of Campbell Saunders & Company.

         We are in the process of seeking shareholder approval to change our domicile from the Yukon Territory, Canada, to the State of Nevada, United States. Our shareholder meeting is scheduled for August 7, 2001. Campbell Saunders & Company has informed us that it does not represent or audit U.S. companies. Davidson & Company does represent and audit U.S. companies and it has agreed to be our independent auditors. This does not guarantee that our shareholders will approve the change of domicile to the State of Nevada. Our board of directors has approved the engagement Davidson & Company.


         Campbell Saunders & Company audited our financial statements for the years ended March 31, 1999 and 2000. Campbell Saunders & Company's report for such periods does not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncer tainty, audit scope or accounting principles, except for: (i) our ability to continue as a going concern, and (ii) the differences between Canadian Generally Accepted Accounting Principles and U.S. Generally Accepted Accounting Principles. There were no disagreements with Campbell Saunders & Company on any matter of accounting principles or practices, financial statements disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Campbell Saunders & Company, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on our financial statements. In addition, there were no such events as described under Item 304 of Regulation S- B during the fiscal years ended March 31, 1999 and 2000 or through to July 21, 2001.


         A letter from Campbell Saunders & Company regarding this disclosure is filed as an exhibit to this current report.

         We have not consulted with Davidson & Company as to (i) our registration statement filed on Form SB-2; (ii) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

                                        2

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ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits: 16.1 Letter from Campbell Saunders & Company.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TIMEBEAT.COM ENTERPRISES INC.




Date:  October 8, 2001              By:  /s/ THOMAS L. CROM
                                       -----------------------------------------
                                            Thomas L. Crom, Secretary



                                        3

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                            CAMPBELL, SAUNDERS & CO.
                              Chartered Accountants

                                      NEXIA
                                  International




October 8, 2001


Timebeat.com Enterprises Inc.
200-580 Hornby Street
Vancouver, B.C.
V6C 3B6

Dear Sir:

Re:    Timebeat.com Enterprises, Inc.
       Commission File Number 0-29260
-------------------------------------

We have read the response of  Timebeat.com  Enterprises,  Inc. to be included in
Item 4 of its Form 8-K dated October 8, 2001. In connection therewith, we concur with the statement made by the registrant and confirm that, during the two years ended March 31, 1999 and 2000 and the subsequent interim period preceding July 21, 2001, the date of change of auditors, there were no disagreements between Timebeat.com Enterprises, Inc. and us on any matter of accounting principles or practices, or financial disclosures that would have caused us to make reference to the subject matter of such disagreement if not resolved to our satisfaction.

Yours truly,



/s/ Campbell, Saunders & Co.

Campbell, Saunders & Co.




  650 West Georgia Street, Suite 1200, P.O. Box 11544, Vancouver, B.C. V6B 4N7
      Telephone: 604 681 5500 Fax: 604 685 7100 E-Mail: Camp Saund@aol.com
          CAMPBELL, SAUNDERS & CO. IS A MEMBER OF NEXIA INTERNATIONAL,
               A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTING FIRMS